UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 25, 2025

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway,	Louisville,	Kentucky	40210
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting), $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting), $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Marshall B. Farrer as Executive Vice President, Chief Strategic Growth Officer

On April 25, 2025, Marshall B. Farrer, Executive Vice President, Chief Strategic Growth Officer of Brown-Forman Corporation (the “Company”), informed the Company of his intention to resign from his employment role at the Company effective immediately following the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) in connection with assuming the role of Chairman of the Board. As previously announced, Mr. Farrer will transition to the role of Chairman of the Board of Directors (the “Board”), subject to his reelection to the Board, following the 2025 Annual Meeting.

In connection with Mr. Farrer’s resignation and in recognition of his prior service to the Company and his willingness to assume the role of Chairman of the Board, on April 28, 2025, the Company’s Compensation Committee approved the following compensatory arrangements:

•a one-time $865,000 lump sum payment to account for Mr. Farrer’s loss of subsidized early retirement benefits and future accruals pursuant to the Company’s Qualified and Non-Qualified Pension Plans upon his resignation; and
•the treatment of Mr. Farrer’s outstanding stock-settled appreciation rights (“SSARs”) granted under the Company’s 2013 Omnibus Compensation Plan as if Mr. Farrer “retired” from the Company.

Mr. Farrer’s SSARs and performance-based restricted stock unit awards granted under the Company’s 2022 Omnibus Compensation Plan shall continue unmodified and will vest according to the terms described within the applicable grant agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: April 28, 2025	/s/ Michael E. Carr, Jr.
Michael E. Carr, Jr.
Executive Vice President, General Counsel and Corporate Secretary